Exhibit 10.2

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Dated: May 18, 2016

Reference is hereby made to the Exchange and Registration Rights Agreement, dated as of November 20, 2015 (the “Registration Rights Agreement”), by and between CCOH Safari, LLC, a Delaware limited liability company (the “Escrow Issuer”), and the Representatives. Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given them in the Registration Rights Agreement.

1. Joinder of the Issuers. CCO Holdings, LLC, a Delaware limited liability company (the “Company”), and CCO Holdings Capital Corp., a Delaware corporation (“CCOH Capital” and, together with the Company, the “Issuers”), each hereby agrees to become bound by the terms, conditions, representations and warranties, covenants and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as an “Issuer” therein and as if the Company and CCOH Capital executed the Registration Rights Agreement on the date thereof.

2. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3. Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Joinder Agreement by facsimile, email or other electronic transmission (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

4. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

5. Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[SIGNATURE PAGE FOLLOWS]

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance of this Joinder Agreement by signing in the space provided below, whereupon this Joinder Agreement and the Registration Rights Agreement will become binding agreements of the Issuers in accordance with their terms.

CCO HOLDINGS, LLC

By:	/s/ Daniel J. Bollinger
	Name:	Daniel J. Bollinger
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

CCO HOLDINGS CAPITAL CORP.

By:	/s/ Daniel J. Bollinger
	Name:	Daniel J. Bollinger
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

[Signature Page to Registration Rights Agreement Joinder]